Exhibit 99.2

Pep Boys Financial Highlights

Thirteen weeks ended	October 30, 2010	October 31, 2009

Total revenues	$496,364,000	$472,643,000

Net earnings	$5,718,000	$2,124,000

Basic earnings per share:
Average shares	52,717,000	52,419,000

Basic earnings per share:	$0.11	$0.04

Diluted earnings per share:
Average shares	53,164,000	52,786,000

Diluted earnings per share:	$0.11	$0.04

Thirty-nine weeks ended	October 30, 2010	October 31, 2009

Total revenues	$1,511,252,000	$1,458,042,000

Net earnings	$28,266,000	$20,768,000

Basic earnings per share:
Average shares	52,637,000	52,379,000

Basic earnings per share:	$0.53	$0.40

Diluted earnings per share:
Average shares	53,071,000	52,621,000

Diluted earnings per share:	$0.53	$0.40

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended						Thirty-nine weeks ended
	October 30, 2010			October 31, 2009			October 30, 2010			October 31, 2009
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$398,368	80.3		$378,860	80.2		$1,213,736	80.3		$1,169,108	80.2
Service revenue	97,996	19.7		93,783	19.8		297,516	19.7		288,934	19.8
Total revenues	496,364	100.0		472,643	100.0		1,511,252	100.0		1,458,042	100.0
Costs of merchandise sales	279,690	70.2		269,604	71.2		845,848	69.7		826,429	70.7
Costs of service revenue	90,818	92.7		84,770	90.4		267,452	89.9		255,553	88.4
Total costs of revenues	370,508	74.6		354,374	75.0		1,113,300	73.7		1,081,982	74.2
Gross profit from merchandise sales	118,678	29.8		109,256	28.8		367,888	30.3		342,679	29.3
Gross profit from service revenue	7,178	7.3		9,013	9.6		30,064	10.1		33,381	11.6
Total gross profit	125,856	25.4		118,269	25.0		397,952	26.3		376,060	25.8
Selling, general and administrative expenses	110,840	22.3		109,545	23.2		335,580	22.2		327,080	22.4
Net gain from dispositions of assets	109	—		1,332	0.3		2,603	0.2		1,319	0.1
Operating profit	15,125	3.0		10,056	2.1		64,975	4.3		50,299	3.4
Non-operating income	650	0.1		724	0.2		1,855	0.1		1,666	0.1
Interest expense	6,630	1.3		6,922	1.5		19,881	1.3		15,324	1.1
Earnings from continuing operations before income taxes	9,145	1.8		3,858	0.8		46,949	3.1		36,641	2.5
Income tax expense	3,471	38.0	(1)	1,501	38.9	(1)	18,316	39.0	(1)	15,363	41.9	(1)
Earnings from continuing operations	5,674	1.1		2,357	0.5		28,633	1.9		21,278	1.5
Income (loss) from discontinued operations, net of tax	44	—		(233)	—		(367)	—		(510)	—
Net earnings	5,718	1.2		2,124	0.4		28,266	1.9		20,768	1.4
Retained earnings, beginning of period	393,245			373,963			374,836			358,670
Cash dividends	(1,581)			(1,557)			(4,741)			(4,709)
Shares issued and other	(282)			(69)			(1,261)			(268)
Retained earnings, end of period	$397,100			$374,461			$397,100			$374,461

Basic earnings per share:
Earnings from continuing operations	$0.11			$0.05			$0.54			$0.41
Discontinued operations, net of tax	—			(0.01)			(0.01)			(0.01)
Basic earnings per share	$0.11			$0.04			$0.53			$0.40

Diluted earnings per share:
Earnings from continuing operations	$0.11			$0.04			$0.54			$0.40
Discontinued operations, net of tax	—			—			(0.01)			—
Diluted earnings per share	$0.11			$0.04			$0.53			$0.40

Cash dividends per share	$0.03			$0.03			$0.09			$0.09

(1)   As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	October 30, 2010	January 30, 2010	October 31, 2009

Assets
Current assets:
Cash and cash equivalents	$107,253	$39,326	$40,843
Accounts receivable, less allowance for uncollectible accounts of $1,593; $1,488 and $1,853	20,469	22,983	20,461
Merchandise inventories	568,592	559,118	571,789
Prepaid expenses	16,647	24,784	14,946
Other current assets	48,350	65,428	50,205
Assets held for disposal	1,378	4,438	6,616
Total current assets	762,689	716,077	704,860
Property and equipment - net	691,833	706,450	708,972
Deferred income taxes	54,461	58,171	72,970
Other long-term assets	22,017	18,388	20,118
Total assets	$1,531,000	$1,499,086	$1,506,920

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$207,838	$202,974	$219,205
Trade payable program liability	57,017	34,099	26,459
Accrued expenses	224,262	242,416	231,468
Deferred income taxes	37,461	29,984	39,170
Current maturities of long-term debt	1,079	1,079	1,079
Total current liabilities	527,657	510,552	517,381

Long-term debt less current maturities	305,392	306,201	306,471
Other long-term liabilities	73,127	73,933	72,164
Deferred gain from asset sales	156,026	165,105	168,243

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	294,781	293,810	293,330
Retained earnings	397,100	374,836	374,461
Accumulated other comprehensive loss	(18,720)	(17,691)	(16,739)
Less cost of shares in treasury - 16,041,930 shares, 16,164,074 shares and 14,014,018 shares	272,920	276,217	217,684
Less cost of shares in benefits trust - 2,195,270 shares	—	—	59,264
Total stockholders’ equity	468,798	443,295	442,661
Total liabilities and stockholders’ equity	$1,531,000	$1,499,086	$1,506,920

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Thirty-nine weeks ended	October 30, 2010	October 31, 2009
Cash flows from operating activities:
Net earnings	$28,266	$20,768
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Loss from discontinued operations, net of tax	367	510
Depreciation and amortization	55,260	53,248
Amortization of deferred gain from asset sales	(9,451)	(9,186)
Stock compensation expense	2,748	1,930
Gain on debt retirement	—	(6,248)
Deferred income taxes	11,795	7,270
Net gain from disposition of assets	(2,603)	(1,319)
Loss from asset impairment	970	3,117
Other	52	267
Changes in operating assets and liabilities:
Decrease in accounts receivable, prepaid expenses and other	29,382	33,241
Increase in merchandise inventories	(9,474)	(5,806)
Increase in accounts payable	4,864	6,455
Decrease in accrued expenses	(17,993)	(23,922)
(Decrease) increase in other long-term liabilities	(2,122)	2,230
Net cash provided by continuing operations	92,061	82,555
Net cash used in discontinued operations	(1,263)	(594)
Net cash provided by operating activities	90,798	81,961

Cash flows from investing activities:
Cash paid for property and equipment	(42,976)	(27,775)
Proceeds from dispositions of assets	6,713	12,093
Acquisition of Florida Tire, Inc.	(144)	(2,610)
Collateral investment	(5,000)	—
Other	—	(500)
Net cash used in continuing operations	(41,407)	(18,792)
Net cash provided by discontinued operations	569	1,762
Net cash used in investing activities	(40,838)	(17,030)

Cash flows from financing activities:
Borrowings under line of credit agreements	20,482	244,011
Payments under line of credit agreements	(20,482)	(267,873)
Borrowings on trade payable program liability	247,346	122,914
Payments on trade payable program liability	(224,428)	(128,385)
Debt payments	(809)	(11,720)
Dividends paid	(4,741)	(4,709)
Other	599	342
Net cash provided by (used in) financing activities	17,967	(45,420)
Net increase in cash and cash equivalents	67,927	19,511
Cash and cash equivalents at beginning of period	39,326	21,332
Cash and cash equivalents at end of period	$107,253	$40,843

Supplemental cash flow information:
Cash paid for income taxes	$882	$4,046
Cash paid for interest	$14,412	$15,492
Accrued purchases of property and equipment	$1,280	$1,575

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen weeks ended		Thirty-nine weeks ended
			October 30, 2010	October 31, 2009	October 30, 2010	October 31, 2009

(a)	Earnings from continuing operations		$5,674	$2,357	$28,633	$21,278
	Income (loss) from discontinued operations, net of tax		44	(233)	(367)	(510)
	Net earnings		$5,718	$2,124	$28,266	$20,768

(b)	Basic average number of common shares outstanding during period		52,717	52,419	52,637	52,379

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		447	367	434	242

(c)	Diluted average number of common shares assumed outstanding during period		53,164	52,786	53,071	52,621

	Basic earnings per share:
	Earnings from continuing operations	(a) / (b)	$0.11	$0.05	$0.54	$0.41
	Discontinued operations, net of tax		—	(0.01)	(0.01)	(0.01)
	Basic earnings per share		$0.11	$0.04	$0.53	$0.40

	Diluted earnings per share:
	Earnings from continuing operations	(a) / (c)	$0.11	$0.04	$0.54	$0.40
	Discontinued operations, net of tax		—	—	(0.01)	—
	Diluted earnings per share		$0.11	$0.04	$0.53	$0.40

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Thirty-nine weeks ended
	October 30, 2010	October 31, 2009	October 30, 2010	October 31, 2009

Capital expenditures	$15,152	$10,294	$42,976	$27,775

Depreciation and amortization	$18,604	$17,910	$55,260	$53,248

Non-operating income:
Net rental revenue	$563	$463	$1,649	$1,252
Investment income	51	47	163	173
Other income	36	214	43	241

Total	$650	$724	$1,855	$1,666

Comparable sales percentages:
Merchandise	3.9%	-0.1%	2.7%	-1.8%
Service	1.9%	8.9%	0.4%	5.9%
Total	3.5%	1.6%	2.2%	-0.4%

Total square feet of retail space (including service centers)			11,812,000	11,639,000

Total store count			602	581

Sales and gross profit by line of business (A):

Retail sales	$256,862	$246,275	$795,373	770,121
Service center revenue	239,502	226,368	715,879	687,921
Total revenues	$496,364	$472,643	$1,511,252	$1,458,042

Gross profit from retail sales	$73,954	$65,846	$232,538	210,147
Gross profit from service center revenue	51,902	52,423	165,414	165,913
Total gross profit	$125,856	$118,269	$397,952	$376,060

Comparable sales percentages (A):

Retail sales	4.0%	-2.9%	3.0%	-4.1%
Service center revenue	3.0%	7.0%	1.3%	4.1%
Total revenues	3.5%	1.6%	2.2%	-0.4%

Gross profit percentage by line of business (A):

Gross profit percentage from retail sales	28.8%	26.7%	29.2%	27.3%
Gross profit percentage from service center revenue	21.7%	23.2%	23.1%	24.1%
Total gross profit percentage	25.4%	25.0%	26.3%	25.8%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.